SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  May 11, 1994


                          MONONGAHELA POWER COMPANY
           (Exact name of registrant as specified in its charter)


            Ohio                    1-5164                13-5229392
            (State or other         (Commission File      (IRS Employer
            jurisdiction of         Number)               Identification
            incorporation)                                Number)


                            1310 Fairmont Avenue
                       Fairmont, West Virginia  26554
                  (Address of principal executive offices)


            Registrant's telephone number,
                 including area code:               (304) 366-3000

Item 5.     Other Events.

            Exhibit 12.1 to this Report listed in Item 7 below relates to the Registrant's Registration Statement on Form S-3, Registration No. 33-51301.


Item 7.

       3.1  Amendment to Charter.

      12.1  Statement re computation of ratios.



                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MONONGAHELA POWER COMPANY



Dated:  May 12, 1994                    By:     NANCY H. GORMLEY
                                        Name:   Nancy H. Gormley
                                        Title:  Vice President